                                                                   EXHIBIT 10.1


                      ASSIGNMENT AND ASSUMPTION AGREEMENT


         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is made, executed and delivered as of September 21, 2001, by and between TRANSNET CONNECT, INC., a Florida corporation ("Grantor"), and OWNERTEL, INC., a Georgia corporation ("Grantee").


                                  WITNESSETH:


         WHEREAS, Grantor desires to transfer, convey and assign all of Grantor's rights in and to the various Independent Contractor Agreements by and between the independent sales agents listed on Exhibit A and Grantor (the "Agent Agreements") to Grantee; and

         WHEREAS, Grantee desires to assume, undertake, pay, perform and discharge all of Grantor's liabilities, obligations, and duties under the Agent Agreements; and

         NOW, THEREFORE, in consideration of a one-year warrant to purchase 500,000 shares of the common stock of Grantee at $1.50 per share, Grantor hereby transfers and assigns to Grantee, its successors and assigns, all of Grantor's right, title and interest in and to the Agent Agreements, and Grantee hereby agrees to assume, undertake, pay, perform and discharge all of Grantor's obligations and duties under the Agent Agreements.

         IN WITNESS WHEREOF, Grantor and Grantee have each caused this Agreement to be executed as of the date first above written.


                                             TRANSNET CONNECT, INC.


                                             By  /s/ Stan Crews
                                               --------------------------------
                                               Stan Crews
                                               President


                                             OWNERTEL, INC.


                                             By  /s/ William G. Head, III
                                               --------------------------------
                                               William G. Head, III
                                               President

                                   EXHIBIT A

                         TRANSNET CONNECT AGENT PROGRAM


ID NUMBER       AGENT'S NAME                      LOCATION                     PHONE NUMBER
---------       ------------                      --------                     ------------
                            [CONFIDENTIAL TREATMENT REQUESTED]